UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2019

 Wesco Aircraft Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford
Valencia, California 91355
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	WAIR	New York Stock Exchange

Item 2.02            Results of Operations and Financial Condition.

On November 25, 2019, Wesco Aircraft Holdings, Inc. (the “Company”) announced its financial results for the fiscal quarter ended September 30, 2019. The full text of the press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.
On August 8, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wolverine Intermediate Holding II Corporation, a Delaware corporation (“Parent”), and Wolverine Merger Corporation, a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Parent will acquire the Company for $11.05 per share through the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of Platinum Equity Advisors, LLC, a U.S.-based private equity firm. The closing of the Merger is subject to customary closing conditions, including regulatory approvals in the U.K., Germany, Poland and Canada.
On October 14, 2019, the Federal Cartel Office (Bundeskartellamt) of Germany confirmed that the Merger does not restrict competition in Germany, satisfying the applicable closing condition under the Merger Agreement for receipt of competition and merger controls approval in Germany.
On October 18, 2019, the President of the Office of Competition and Consumer Protection of Poland granted its consent allowing the Merger, satisfying the applicable closing condition under the Merger Agreement for receipt of competition and merger controls approval in Poland.
On October 30, 2019, the Commissioner of Competition of Canada issued a no-action letter, satisfying the applicable closing condition under the Merger Agreement for receipt of competition and merger controls approval in Canada.
On November 8, 2019, Wesco and Parent made the formal filing to the U.K. Competition and Markets Authority (the “CMA”). The CMA has until January 9, 2020, which is 40 working days from the start of its investigation, to make a decision (“CMA Phase 1”). The 40-day limit can also be extended up to 50 working days under certain circumstances. If the CMA is of the view that the Merger could result in a substantial lessening of competition, the CMA could refer the transaction for an in-depth second phase investigation (“CMA Phase 2”). The CMA has 24 weeks (extendable up to an additional eight weeks) from the date of referral to CMA Phase 2 to make its final decision.
As a result, the Merger may close early in the first calendar quarter of 2020, as opposed to the previously anticipated December 2019 closing date.
Forward-Looking Statements

Certain statements contained in this document may be considered forward-looking statements within the meaning of U.S. securities laws, including Section 21E of the Exchange Act, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee of approximately $39 million; (3) the risk that the Merger disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Merger on the Company’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Merger; (7) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (9) other factors that could affect the results of the Company’s business such as general economic and industry conditions, changes in military spending, a loss of significant customers or a material reduction in purchase orders by significant customers, suppliers’ ability to provide products in a timely manner, in adequate qualities and at a reasonable cost, and the Company’s ability to maintain effective information technology and warehouse management systems; and (10) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all.

If the proposed transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Definitive Proxy Statement filed by the Company on September 13, 2019 and its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01            Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit Number	Description

99.1	Press Release, issued by the Company on November 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO AIRCRAFT HOLDINGS, INC.

Date:	November 25, 2019	By:	/s/ Kerry A. Shiba
Kerry A. Shiba Executive Vice President and Chief Financial Officer

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